UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2021

Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices, including zip code)

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On December 12, 2021 (the “Effective Date”), Harley-Davidson, Inc., a Wisconsin corporation (“H-D”), AEA-Bridges Impact Corp. (“ABIC”), an exempted company incorporated in the Cayman Islands with limited liability, LW EV Holdings, Inc. (“HoldCo,” and as of the closing of the Business Combination, the “Company”), LW EV Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and LiveWire EV, LLC (“LiveWire”), a Delaware limited liability company, entered into a definitive business combination agreement dated as of December 12, 2021 (the “Business Combination Agreement”). This Current Report on Form 8-K is being filed to describe the material terms of the Business Combination Agreement and related agreements, which are filed as exhibits herewith.

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

The Business Combination Agreement and the transactions contemplated thereby (the “Business Combination”) were approved by the board of directors of each of H-D, HoldCo, Merger Sub and ABIC and by the sole member of LiveWire.

The Business Combination

The Business Combination Agreement provides for the Business Combination, which includes, among other things, the consummation of the following transactions: (a) at least one day prior to the closing of the Business Combination (the “Closing”), ABIC will undergo a domestication to become a Delaware corporation, in connection with which all of ABIC’s outstanding ordinary shares will convert into common stock, par value $0.0001 per share, of the domesticated ABIC, and each outstanding warrant of ABIC will convert into a warrant to acquire one share of common stock of the domesticated ABIC; (b) prior to the Closing, on the closing date, H-D and LiveWire will consummate the separation of the LiveWire business and the other transactions contemplated by the Separation Agreement, by and between H-D and LiveWire, dated as of the closing date; (c) prior to the Closing, on the closing date, Merger Sub will merge with and into ABIC, with ABIC surviving as a direct, wholly owned subsidiary of HoldCo, and HoldCo will continue as the public company in the merger, with each share of common stock of the domesticated ABIC being converted into the right of the holder thereof to receive one share of common stock, par value $0.0001, of HoldCo (“HoldCo Common Stock”); (d) on the closing date, at the Closing, ElectricSoul, LLC (the “Company Equityholder”), a Delaware limited liability company and a subsidiary of H-D, shall consummate the Exchange (as defined in the Business Combination Agreement), pursuant to which HoldCo shall acquire from the Company Equityholder, and the Company Equityholder shall transfer, convey and deliver to HoldCo, all of the membership interests of LiveWire (“Company Equity”) and the Company Equityholder shall receive, in consideration for the transfer, conveyance and delivery of the Company Equity, 161 million shares of HoldCo Common Stock and the right to receive up to an additional 12.5 million shares of HoldCo Common Stock in the future (the “Earn-Out Shares”). HoldCo will continue as the public company following the consummation of the Business Combination with its shares trading on the New York Stock Exchange under the ticker symbol “LVW”.

The Business Combination Agreement further provides that certain additional ancillary agreements will be entered into at Closing, including, but not limited to, a registration rights agreement by and among HoldCo and the other parties thereto, a tax matters agreement by and between HoldCo and H-D, a contract manufacturing agreement, by and between Harley-Davidson Motor Company Group, LLC and LiveWire, a transition services agreement, by and between HoldCo and H-D and a master services agreement, by and HoldCo and H-D.

Consideration

Under the terms of the Business Combination Agreement, the aggregate consideration to be paid in the Business Combination is derived from an aggregate transaction equity value of $1,770,000,000, apportioned between cash and shares of HoldCo Common Stock, as more specifically set forth therein.

H-D Backstop and Private Placement

Under the Business Combination Agreement, H-D has committed to a backstop facility (the “Backstop Facility”), whereby H-D has agreed to subscribe for shares of HoldCo Common Stock to fund redemptions by shareholders of ABIC in connection with the Business Combination in an aggregate amount of up to $100,000,000.

H-D has also committed to purchase an aggregate of 10,000,000 shares of HoldCo Common Stock, substantially concurrently with the consummation of the Business Combination, for a purchase price of $10.00 per share, for aggregate gross proceeds of $100,000,000, subject to the satisfaction (or waiver) of H-D’s conditions to closing (other than the minimum Available Cash (as defined in the Business Combination Agreement condition).

Representations and Warranties, Covenants

The parties to the Business Combination Agreement made customary representations and warranties for transactions of this type regarding themselves. The representations and warranties made under the Business Combination Agreement will not survive the Closing. In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants that are customary for transactions of this type. The covenants made under the Business Combination Agreement generally will not survive the Closing, with the exception that certain covenants and agreements that by their terms are to be performed in whole or in part after the Closing will survive in accordance with the terms of the Business Combination Agreement.

Conditions to Each Party’s Obligations

The consummation of the Business Combination is subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among other things: (a) the approval and adoption by ABIC’s shareholders of the Business Combination Agreement and transactions contemplated thereby, (b) the Registration Statement (as defined below) being declared effective under the Securities Act of 1933, as amended (the “Securities Act”), (c) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (d) the absence of any law or governmental order or other legal restraint or prohibition preventing the consummation of the Business Combination, (e) the shares of HoldCo Common Stock to be issued in connection with the Business Combination having been approved for listing on the New York Stock Exchange, (f) ABIC having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) remaining after the Closing, (g) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement) since September 26, 2021 that is continuing, and (h) the amount of Available Cash (as defined in the Business Combination Agreement) shall be no less than $270,000,000.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among other circumstances, (a) by the mutual written consent of H-D and ABIC, (b) by either H-D or ABIC in the event (i) that ABIC’s shareholder approval has not been obtained at ABIC’s shareholder meeting held to approve the Business Combination (and related matters), or (ii) in the event the Closing has not occurred on or before September 30, 2022, provided that such right to terminate is not available to any party if such exercising party is in material breach of its representations, warranties, covenants or agreements under the Business Combination Agreement, and (c) by H-D within ten (10) business days following a Modification in Recommendation (as defined in the Business Combination Agreement) if ABIC’s shareholder approval has not yet been obtained.

A copy of the Business Combination Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. H-D does not believe that these schedules contain information that is material to an investment decision.

Long-Term Collaboration Agreement

In connection with the signing of the Business Combination Agreement, on December 12, 2021, LiveWire entered into a Long Term Collaboration Agreement (the “Collaboration Agreement”) with Kwang Yang Motor Co., Ltd. (“KYMCO”), effective upon the closing of the Business Combination. The initial term of the Collaboration Agreement is ten (10) years.

LiveWire is seeking to collaborate with KYMCO to accelerate development of two-wheel and other electric vehicles and to explore further business opportunities in electric vehicles markets by leveraging the parties’ capability in the design, development, manufacturing, and distribution of electric vehicles products. Under the terms of the Collaboration Agreement, LiveWire agrees to work with KYMCO in various capacities including the engagement of contract manufacturing by KYMCO for LiveWire’s Slayer powertrains and all two-wheel products that leverage Slayer powertrains. Other contemplated collaboration areas include Ionex, Noodoe, charging infrastructure, technical support, and distribution of certain other electric vehicles products.

The foregoing description of the Collaboration Agreement is subject to and qualified in its entirety by reference to the full text of the Collaboration Agreement, which is attached as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

PIPE Financing (Private Placement)

In connection with the signing of the Business Combination Agreement and the Collaboration Agreement, ABIC and HoldCo entered into investment agreements (the “Investment Agreements”) with KYMCO and certain members of the KYMCO Group (collectively, the “PIPE Investors”).

Pursuant to the Investment Agreements, the PIPE Investors agreed to subscribe for and purchase, and ABIC and HoldCo agreed to issue and sell to such investors, on the closing date, an aggregate of 10,000,000 shares of Holdco Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $100,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Investment Agreements provide that HoldCo will grant the PIPE Investors in the PIPE Financing certain customary registration rights.

The foregoing description of the Investment Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Investment Agreement, which is attached as Exhibit 10.2 hereto and the terms of which are incorporated herein by reference.

Sponsor Letter Agreement

In connection with the signing of the Business Combination Agreement, H-D, HoldCo, LiveWire, AEA-Bridges Impact Sponsor LLC (“Sponsor”) and certain officers and directors of ABIC entered into a certain letter agreement (the “Sponsor Letter Agreement”). The terms of the Sponsor Letter Agreement provide, among other things, that (i) Sponsor shall forfeit and/or transfer up to an aggregate of 2,000,000 Class B ordinary shares, par value $0.0001, of ABIC (the “Sponsor Shares”) and (ii) that H-D may be obligated to transfer a certain number of shares of HoldCo Common Stock owned by H-D, in each case under certain circumstances set forth therein.

Additional Information and Where to Find It

In connection with the Business Combination, HoldCo and ABIC intend to file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) as co-registrants that includes a preliminary proxy statement/prospectus of ABIC and a preliminary prospectus of HoldCo, and after the Registration Statement is declared effective, ABIC will mail a definitive proxy statement/prospectus relating to the Business Combination to ABIC’s shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of ABIC’s shareholders to be held to approve the Business Combination (and related matters). This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. H-D, HoldCo and ABIC may also file other documents with the SEC regarding the Business Combination. ABIC shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about H-D, LiveWire, HoldCo, ABIC and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to ABIC shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by ABIC through the website maintained by the SEC at www.sec.gov, or by directing a request to AEA-Bridges Impact Corp., PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman KY1-1102 Cayman Islands.

Participants in the Solicitation

H-D, LiveWire, ABIC and their respective directors and officers may be deemed participants in the solicitation of proxies of ABIC shareholders in connection with the Business Combination. ABIC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ABIC. A description of their interests in ABIC is contained in ABIC’s final prospectus related to its initial public offering, dated October 1, 2021 and in ABIC’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ABIC shareholders in connection with the Business Combination and other matters to be voted upon at the ABIC shareholder meeting will be set forth in the Registration Statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that HoldCo and ABIC intend to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning H-D’s, LiveWire’s or ABIC’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on H-D’s, LiveWire’s or ABIC’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside H-D’s, LiveWire’s or ABIC’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against H-D, LiveWire, ABIC or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ABIC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the inability to complete the private placement transactions or the backstop facility contemplated by the Business Combination Agreement and related agreements, as applicable; (g) the risk that the Business Combination disrupts current plans and operations of LiveWire or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (h) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of LiveWire to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Business Combination; (j) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for ABIC to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of ABIC’s securities and the attractiveness of the Business Combination to investors; (k) the possibility that H-D, LiveWire and ABIC may be adversely affected by other economic, business, and/or competitive factors; (l) H-D’s ability to execute its business plans and strategies, including The Hardwire; (m) LiveWire’s estimates of expenses and profitability and (n) other risks and uncertainties indicated from time to time in the final prospectus of ABIC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by H-D, HoldCo or ABIC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and H-D, LiveWire, HoldCo and ABIC assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither H-D, LiveWire, HoldCo nor ABIC gives any assurance that either LiveWire or ABIC will achieve its expectations.

No Offer or Solicitation

This communication relates to a proposed business combination between LiveWire and ABIC. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of December 12, 2021, by and among Harley-Davidson, Inc., AEA-Bridges Impact Corp., LW EV Holdings, Inc., LW EV Merger Sub, Inc. and LiveWire EV, LLC.

10.1*	Long Term Collaboration Agreement, dated as of December 12, 2021, by and between LiveWire EV, LLC and Kwang Yang Motor Co., Ltd.

10.2	Form of Investment Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). H-D agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

*	Portions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv). H-D agrees to furnish an unredacted copy of this Exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: December 15, 2021	/s/ Paul J. Krause
Paul J. Krause
Secretary